                                                                Exhibit 10.25


                           LOAN MODIFICATION AGREEMENT


         This LOAN MODIFICATION AGREEMENT is entered into as of March 10, 2000, by and between SILICON VALLEY BANK, a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Wellesley, MA 02481, doing business under the name "Silicon Valley East" ("Bank"), and NETSCOUT SYSTEMS, INC., a Delaware corporation with its principal place of business at 4 Technology Park Drive, Westford, MA 01886 ("Borrower").

                                    RECITALS

         Borrower has borrowed money from Bank pursuant to certain Existing Loan Documents, as defined below. In consideration of certain financial accommodations from Bank, and Borrower's continuing obligations under the Existing Loan Documents, Borrower and Bank agree as follows:

                                    AGREEMENT

         1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement dated as of March 12, 1998, between Borrower and Bank, as amended by a Loan Modification Agreement dated as of March 11, 1999, providing for a revolving credit facility up to a maximum principal amount of FIVE MILLION AND NO/100THS DOLLARS ($5,000,000), as such Loan and Security Agreement may be further amended from time to time (the "Loan Agreement").

         Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

         2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured pursuant to the Loan Agreement. Hereinafter, the Loan Agreement, together with all other documents securing payment of the Indebtedness, shall be referred to as the "Existing Loan Documents."

         3. DESCRIPTION OF CHANGES IN TERMS.

         3.1 MODIFICATIONS TO DEFINITIONS. Section 13.1 of the Loan Agreement is hereby amended by substituting the following definitions for those set forth therein for the same terms:

                  "REVOLVING MATURITY DATE" means March 9, 2001.

         3.2 MODIFICATIONS TO COMPLIANCE CERTIFICATE. Section 6.7(ii) of the Loan Agreement is hereby replaced in its entirety with the following:

                  (ii) PROFITABILITY. Borrower shall have minimum quarterly profits of $2,000,000.

         3.3 MODIFICATIONS TO PROFITABILITY COVENANT. Exhibit D of the Loan Agreement is hereby replaced in its entirety with Exhibit D to this Agreement.

         4. FEES. Borrower shall pay to Bank a variance fee of TEN THOUSAND DOLLARS ($10,000) as well as any out-of-pocket expenses incurred by the Bank through the date hereof, including reasonable attorneys' fees and expenses, and after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

         5. CONDITIONS TO FURTHER ADVANCES. The obligation of Bank to make further advances to Borrower under this line is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (i) this Loan Modification Agreement duly executed by Borrower;

                  (ii) payment of the fees and Bank Expenses then due specified in Section 4 hereof;

                  (iii) a certificate of the Secretary of Borrower with respect to charter, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement; and

                  (iv) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

         6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described in this Loan Modification Agreement.

         7. NO DEFENSES OF BORROWER. Borrower agrees that as of this date, it has no defenses against any of the obligations to pay any amounts under the Indebtedness.

         8. CONTINUING VALIDITY. Borrower understands and agrees that (i) in modifying the Existing Loan documents, Bank is relying upon Borrower's representations, warranties and agreements, as set forth in the Existing Loan Documents, (ii) except as expressly modified pursuant to this Loan Modification Agreement (including the effects of Section 6 hereof), the Existing Loan Documents remain unchanged and in full force and effect, (iii) Bank's agreement to modify the Existing Loan Documents pursuant to this Loan Modification Agreement shall in no way obligate Bank to make any future modifications to the Existing Loan Documents, (iv) it is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of the Existing Loan documents, unless a party is expressly released by Bank in writing, (v) no maker, endorser or guarantor will be released by virtue of this Loan Modification Agreement, and
(vi) the terms of this Section 8 apply not only to this Loan Modification Agreement but also to all subsequent loan modification agreements, if any.

         9. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. The laws of the Commonwealth of Massachusetts shall apply to this Agreement. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA, BORROWER AND BANK EACH HEREBY WAIVER THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

         10. EFFECTIVENESS. This Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument as of the date first set forth above.

"Borrower":  NETSCOUT SYSTEMS, INC.           "Bank" SILICON VALLEY BANK, doing
                                              business as SILICON VALLEY EAST


By: /s/ Lisa Fiorentino                       By: /s/ Dale C. Edmunds
    -------------------                           -------------------
                                                  Dale C. Edmunds

                                              SILICON VALLEY BANK


                                              By: /s/ Maggie Garcia
                                                  ---------------------------

                                              Title: Documentation Officer
                                                     ------------------------
                                                    (signed in Santa Clara County, California)


                                EXHIBIT D FOLLOWS

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE

Borrower:    NetScout Systems, Inc.             Bank:    Silicon Valley Bank
             4 Technology Park Drive                     3003 Tasman Drive
             Westford, MA 01886                          Santa Clara, CA 95054

         The undersigned authorized officer of NETSCOUT SYSTEMS, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of March 12, 1998 between Borrower and Bank, as may be amended from time to time (the "Agreement"), (i) Borrower is in complete compliance for the period ending ___________ of all required conditions and terms except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true, accurate and complete in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principals (GAAP) and are consistent from one period to the next except as explained in an accompanying letter or footnotes. The Officer further expressly acknowledges Borrower may not request any borrowings at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

  Please indicate compliance status by circling Yes/No under "Complies" column

--------------------------------------------- ---------------------------------------- ---------- ----------
Interim financial statements and CC Annual    Quarterly within 45 days                 Yes        No
(CPA Audited) and CC Borrowings Base          FYE within 120 days                      Yes        No
Certificate and A/R Agings                    Monthly within 30 days, if borrowing,    Yes        No
                                              otherwise quarterly within 45 days
--------------------------------------------- ---------------------------------------- ---------- ----------

--------------------------------------------- ---------------------------------------- ---------- ----------
Maintain on a Quarterly Basis:
--------------------------------------------- ---------------------------------------- ---------- ----------
Minimum Quick Ratio                           1.5:1.0        _________: 1.0            Yes        No
--------------------------------------------- ---------------------------------------- ---------- ----------
Minimum Profitability                         $2,000,000     $____________             Yes        No
--------------------------------------------- ---------------------------------------- ---------- ----------

--------------------------------------------- ---------------------------------------- ---------- ----------
Comments Regarding Exceptions:
--------------------------------------------- ---------------------------------------- ---------- ----------


Sincerely,

----------------------------
Signature
                                         --------------------------------------
----------------------------             BANK USE ONLY
TITLE                                    Received by:________________________
                                         Date:_______________________________
----------------------------             Reviewed by:________________________
DATE                                     Compliance Status:      Yes      No
                                         --------------------------------------